Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$17,505	100.0	$16,139	100.0	8.5
Cost of products sold	5,554	31.7	4,915	30.4	13.0
Selling, marketing and administrative expenses	5,223	29.8	5,015	31.1	4.1
Research and development expense	1,784	10.2	1,645	10.2	8.4
In-process research and development	64	0.4	—	—
Interest (income) expense, net	104	0.6	130	0.8
Other (income) expense, net	515	3.0	(611)	(3.8)
Earnings before provision for taxes on income	4,261	24.3	5,045	31.3	(15.5)
Provision for taxes on income	764	4.3	1,135	7.1	(32.7)
Net earnings	3,497	20.0	3,910	24.2	(10.6)

Net earnings per share (Diluted)	$1.22		$1.41		(13.5)

Average shares outstanding (Diluted)	2,858.8		2,774.9

Effective tax rate	17.9%		22.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$5,070	29.0	$4,928	30.5	2.9
Net earnings	$4,107	23.5	$3,804	23.6	8.0
Net earnings per share (Diluted)	$1.44		$1.37		5.1
Effective tax rate	19.0%		22.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,348	1,316	2.4%	2.4	—
International	2,327	2,279	2.1	3.8	(1.7)
	3,675	3,595	2.2	3.3	(1.1)

Pharmaceutical
U.S.	3,471	3,026	14.7	14.7	—
International	3,297	3,107	6.1	8.1	(2.0)
	6,768	6,133	10.4	11.4	(1.0)

Med Devices & Diagnostics
U.S.	3,206	2,877	11.4	11.4	—
International	3,856	3,534	9.1	12.2	(3.1)
	7,062	6,411	10.2	11.9	(1.7)

U.S.	8,025	7,219	11.2	11.2	—
International	9,480	8,920	6.3	8.7	(2.4)
Worldwide	$17,505	16,139	8.5%	9.8	(1.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$8,025	7,219	11.2%	11.2	—

Europe	4,481	4,194	6.8	6.2	0.6
Western Hemisphere excluding U.S.	1,783	1,714	4.0	9.1	(5.1)
Asia-Pacific, Africa	3,216	3,012	6.8	11.8	(5.0)
International	9,480	8,920	6.3	8.7	(2.4)

Worldwide	$17,505	16,139	8.5%	9.8	(1.3)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012	(Decr.)

Earnings before provision for taxes on income - as reported	$4,261	5,045	(15.5)%

Litigation expenses	529	—

Synthes integration/transaction costs and currency related	258	(117)

In-process research and development	64	—

Other	(42)	—

Earnings before provision for taxes on income - as adjusted	$5,070	4,928	2.9%

Net Earnings - as reported	$3,497	3,910	(10.6)%

Litigation expenses	391	—

Synthes integration/transaction costs and currency related	183	(106)

In-process research and development	42	—

Other	(6)	—

Net Earnings - as adjusted	$4,107	3,804	8.0%

Diluted Net Earnings per share - as reported	$1.22	1.41	(13.5)%

Litigation expenses	0.14	—

Synthes integration/transaction costs and currency related	0.06	(0.04)

In-process research and development	0.02	—

Other	—	—

Diluted Net Earnings per share - as adjusted	$1.44	1.37	5.1%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$103	99	4.0%	4.0%	—%
Intl	461	441	4.5	7.7	(3.2)
WW	564	540	4.4	7.0	(2.6)

ORAL CARE
US	158	155	1.9	1.9	—
Intl	245	232	5.6	7.3	(1.7)
WW	403	387	4.1	5.1	(1.0)

OTC/NUTRITIONALS
US	436	381	14.4	14.4	—
Intl	747	723	3.3	3.9	(0.6)
WW	1,183	1,104	7.2	7.6	(0.4)

SKIN CARE
US	453	453	0.0	0.0	—
Intl	449	454	(1.1)	(0.4)	(0.7)
WW	902	907	(0.6)	(0.2)	(0.4)

WOMEN'S HEALTH
US	81	93	(12.9)	(12.9)	—
Intl	320	316	1.3	4.9	(3.6)
WW	401	409	(2.0)	0.8	(2.8)

WOUND CARE/OTHER
US	117	135	(13.3)	(13.3)	—
Intl	105	113	(7.1)	(6.1)	(1.0)
WW	222	248	(10.5)	(10.0)	(0.5)

TOTAL CONSUMER
US	1,348	1,316	2.4	2.4	—
Intl	2,327	2,279	2.1	3.8	(1.7)
WW	$3,675	3,595	2.2%	3.3%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,639	1,453	12.8%	12.8%	—%
Intl	565	442	27.8	30.1	(2.3)
WW	2,204	1,895	16.3	16.8	(0.5)
REMICADE
US	970	882	10.0	10.0	—
US Exports (3)	349	378	(7.7)	(7.7)	—
Intl	281	261	7.7	9.5	(1.8)
WW	1,600	1,521	5.2	5.5	(0.3)
SIMPONI
US	94	64	46.9	46.9	—
Intl	143	52	*	*	(3.3)
WW	237	116	*	*	(2.0)
STELARA
US	226	129	75.2	75.2	—
Intl	120	92	30.4	31.2	(0.8)
WW	346	221	56.6	57.0	(0.4)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	21	37	(43.2)	(42.9)	(0.3)
WW	21	37	(43.2)	(42.9)	(0.3)

INFECTIOUS DISEASES
US	238	242	(1.7)	(1.7)	—
Intl	577	513	12.5	13.5	(1.0)
WW	815	755	7.9	8.6	(0.7)
INCIVO
US	—	—	—	—	—
Intl	162	132	22.7	24.9	(2.2)
WW	162	132	22.7	24.9	(2.2)
INTELENCE
US	47	43	9.3	9.3	—
Intl	42	37	13.5	14.1	(0.6)
WW	89	80	11.3	11.6	(0.3)
PREZISTA
US	167	160	4.4	4.4	—
Intl	200	164	22.0	22.3	(0.3)
WW	367	324	13.3	13.5	(0.2)
OTHER INFECTIOUS DISEASES
US	24	39	(38.5)	(38.5)	—
Intl	173	180	(3.9)	(3.0)	(0.9)
WW	197	219	(10.0)	(9.3)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$746	674	10.7%	10.7%	—%
Intl	998	973	2.6	5.6	(3.0)
WW	1,744	1,647	5.9	7.7	(1.8)
CONCERTA/METHYLPHENIDATE
US	139	197	(29.4)	(29.4)	—
Intl	117	111	5.4	6.8	(1.4)
WW	256	308	(16.9)	(16.4)	(0.5)
INVEGA
US	71	69	2.9	2.9	—
Intl	61	52	17.3	22.0	(4.7)
WW	132	121	9.1	11.1	(2.0)
INVEGA SUSTENNA/XEPLION
US	164	100	64.0	64.0	—
Intl	120	61	96.7	96.0	0.7
WW	284	161	76.4	76.1	0.3
RISPERDAL CONSTA
US	106	113	(6.2)	(6.2)	—
Intl	229	248	(7.7)	(6.0)	(1.7)
WW	335	361	(7.2)	(6.0)	(1.2)
OTHER NEUROSCIENCE
US	266	195	36.4	36.4	—
Intl	471	501	(6.0)	(1.8)	(4.2)
WW	737	696	5.9	8.9	(3.0)

ONCOLOGY
US	199	107	86.0	86.0	—
Intl	595	489	21.7	23.9	(2.2)
WW	794	596	33.2	35.0	(1.8)
VELCADE
US	—	—	—	—	—
Intl	353	353	0.0	2.5	(2.5)
WW	353	353	0.0	2.5	(2.5)
ZYTIGA
US	161	100	61.0	61.0	—
Intl	183	100	83.0	83.4	(0.4)
WW	344	200	72.0	72.2	(0.2)
OTHER ONCOLOGY
US	38	7	*	*	—
Intl	59	36	63.9	68.7	(4.8)
WW	97	43	*	*	(4.0)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$649	550	18.0%	18.0%	—%
Intl	562	690	(18.6)	(17.5)	(1.1)
WW	1,211	1,240	(2.3)	(1.7)	(0.6)
ACIPHEX/PARIET
US	103	96	7.3	7.3	—
Intl	49	126	(61.1)	(60.5)	(0.6)
WW	152	222	(31.5)	(31.2)	(0.3)
PROCRIT/EPREX
US	233	204	14.2	14.2	—
Intl	145	172	(15.7)	(15.8)	0.1
WW	378	376	0.5	0.5	0.0
XARELTO
US	158	27	*	*	—
Intl	—	—	—	—	—
WW	158	27	*	*	—
OTHER
US	155	223	(30.5)	(30.5)	—
Intl	368	392	(6.1)	(4.4)	(1.7)
WW	523	615	(15.0)	(13.9)	(1.1)

TOTAL PHARMACEUTICAL
US	3,471	3,026	14.7	14.7	—
Intl	3,297	3,107	6.1	8.1	(2.0)
WW	$6,768	6,133	10.4%	11.4%	(1.0)%

Supplemental Sales Information	2012
	Q1	Q2	Q3	Q4	Full Year
INCIVO
US	—	—	—	—	—
Intl	132	102	71	138	443
WW	$132	102	71	138	443

XARELTO
US	27	49	68	95	239
Intl	—	—	—	—	—
WW	$27	49	68	95	239

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$198	176	12.5%	12.5%	—%
Intl	315	306	2.9	6.2	(3.3)
WW	513	482	6.4	8.5	(2.1)

DIABETES CARE
US	283	352	(19.6)	(19.6)	—
Intl	317	318	(0.3)	0.9	(1.2)
WW	600	670	(10.4)	(9.8)	(0.6)

DIAGNOSTICS
US	248	253	(2.0)	(2.0)	—
Intl	229	259	(11.6)	(7.9)	(3.7)
WW	477	512	(6.8)	(4.9)	(1.9)

INFECTION PREVENTION/OTHER
US	85	116	(26.7)	(26.7)	—
Intl	127	128	(0.8)	4.1	(4.9)
WW	212	244	(13.1)	(10.5)	(2.6)

ORTHOPAEDICS
US	1,261	783	61.0	61.0	—
Intl	1,124	710	58.3	60.5	(2.2)
WW	2,385	1,493	59.7	60.7	(1.0)

SPECIALTY SURGERY
US	319	327	(2.4)	(2.4)	—
Intl	308	301	2.3	4.7	(2.4)
WW	627	628	(0.2)	1.0	(1.2)

SURGICAL CARE
US	531	593	(10.5)	(10.5)	—
Intl	977	1,032	(5.3)	(2.4)	(2.9)
WW	1,508	1,625	(7.2)	(5.4)	(1.8)

VISION CARE
US	281	277	1.4	1.4	—
Intl	459	480	(4.4)	1.6	(6.0)
WW	740	757	(2.2)	1.6	(3.8)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,206	2,877	11.4	11.4	—
Intl	3,856	3,534	9.1	12.2	(3.1)
WW	$7,062	6,411	10.2%	11.9%	(1.7)%

*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure